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                               EXHIBIT 10.11

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                                                                   CONFIDENTIAL


                        SOLUTION PROVIDER AGREEMENT

      This SOLUTION PROVIDER AGREEMENT is entered into this 1st day of September, 1999 by and between PARAGON MANAGEMENT SYSTEMS, INC., a California corporation located at 593 W. Century Boulevard, Suite 1220, Los Angeles, California 90045 ("Paragon"), and SOLUTION PROVIDER, a Japanese corporation located at Hewlett Packard Japan, Ltd 3-29-21, Takaido- Higashi, Suginami-ku, Tokyo, 163-8585, Japan ("Solution Provider").



1.    DEFINITIONS

      As used herein, the following terms shall have the meanings set forth.

      1.1. "INCLUDES"; "INCLUDING". Except where followed directly by the word "only", the terms "includes" or "including" shall mean "includes, but is not limited to" and "including, but not limited to" respectively, it being the intention of the parties that any listing following thereafter is illustrative and not exclusive or exhaustive.

      1.2. "SOFTWARE". The term "Software" shall mean the computer software product of Paragon identified in Exhibit "A" attached hereto and incorporated herein, and any New Release (as defined below), Corrected Version (as defined below) or other version of such product which is provided to Licensee subsequent to the Effective Date (as defined below).

      1.3 "SELL," "SALE". The terms "sell" and "sale," and similar terms, are used herein in the context of distribution of the Product to mean the sale of a license to use a copy of the Product. The transfer to an end user of a copy of the Product is a license only and does not transfer any right, title, or interest in or to the Product to such Customer.

      1.4 "NONCONFORMITY". The term "Nonconformity" shall mean a material design error, design defect, functional defect, programming error or anomaly, virus, data error or deviation from the specifications of, or documentation for, the Software.

      1.5 "NEW RELEASE". The term "New Release" shall mean a new version of the Product prepared to incorporate one or more of the following: (i) improvement of speed, performance, capacity, ease of use or other aspects of the Product; (ii) correction of Nonconformities in the Software; (iii) the addition and/or deletion of features and/or functionality: or (iv) revision of the Product as necessary or desirable for the Product to operate with any upgraded versions of, or replacements for, any operating system.

      1.6 "DOCUMENTATION". The term "Documentation" shall mean the operator and user manuals, training manuals, guides specifications and other documentation customarily supplied by Paragon with the Software to licensees.

      1.7 "PRODUCT". The term "Product" shall mean the Software, the Documentation and any other materials provided to Licensee by Paragon hereunder or under any software maintenance agreement.

      1.8   "TERRITORY". The term "Territory" shall mean [*].

      1.9 "CUSTOMER". The term "Customer" shall mean a customer of Solution Provider for the Product in the Territory.

      1.10 "EFFECTIVE DATE". The term "Effective Date" shall mean the date first set forth above which, upon execution of this Agreement by both parties, shall be the effective date of this Agreement.

      1.11 "TERMINATION DATE". The term "Termination Date" shall mean the date upon which my termination of this Agreement, for any reason whatsoever (including expiration), becomes effective.

      1.12 "OTHER TERMS". The following other terms are defined in the Sections cited:


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH
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                          "CESSATION" -Section 16.1.2.
                          "CONFIDENTIAL INFORMATION" -Section 12.
                          "DAYS" -Section 19.12.
                          "END USER LICENSE" -Section 5.1.
                          "PARAGON MAINTENANCE AGREEMENT" -Section 7.1. "TERM" -Section 3.1.


2.    "SOLUTION PROVIDER"

      As used by the parties in this Agreement, the concept of a solution providers refers to a party who provides an integrated solution to customers, and does not merely vend software. Such solution includes, in general terms, analysis of the customer's needs to determine the appropriateness of the particular software, determination of the configuration to be licensed, issuing the license and receiving payment, delivering and assisting the customer with installation of the software, providing post-sale support and consulting to the customer, providing training to the customer's personnel, and generally assuring the successful use of the software by the customer. Such concept further includes the premises that the solution provider will provide the entire set of these services, and not just a portion of such services, and will provide such services itself or through an authorized (by Paragon) subcontractors or other third parties. [*] is an authorized subcontractor for the purposes of this agreement). The specific obligations of Solution Provider are set forth in this Agreement.

3.    TERM

      3.1. TERM. The term of this Agreement will commence on the date set forth above and will continue for a period of [*], unless earlier terminated as provided herein (the "Term"). Except as expressly set forth, this Agreement may not be terminated by either party except in accordance with
Section 11.

      3.2 RENEWAL. Neither party will be under any obligation to renew or extend the operation of this Agreement or to enter into any new agreement with the other party following the expiration of the Term (including any previous renewals or extensions); and neither party will be under any obligation of any kind whatsoever to the other party by reason of any failure or refusal to renew or extend the operation of this Agreement or to enter into any new agreement with the other party, following expiration of the Term. In the event of any renewal of this Agreement, the term "Term" will include the period of such renewal.

4.    APPOINTMENT AS SOLUTION PROVIDER

      4.1 APPOINTMENT. Paragon hereby appoints, and Solution Provider hereby accepts such appointment, as a nonexclusive solution provider of the Software in the Territory during the Term, subject to the terms and conditions of this Agreement and provided that Solution Provider complies with such terms and conditions.

      4.2. RESERVED RIGHTS. All rights not specifically and expressly granted by Paragon to Solution Provider are hereby reserved by Paragon.

5.    DUTIES OF SOLUTION PROVIDER

      5.1 MARKETING AND SALE OF SOFTWARE. During the Term, Solution Provider agrees to make a diligent and concerted effort to market the Software in the Territory. All sales by Solution Provider shall be subject to the condition that each Customer executes Paragon's standard end user license agreement a copy of which is attached hereto as Exhibit "C" (the "End User License"). Solution Provider will not authorize Customer to use nor assist in Customer using, the Product in any manner which is inconsistent with the End User License, and if Solution Provider knows or has convincing evidence that a Customer is violating any provision of the End User License, Solution Provider shall promptly notify Paragon of such violation in writing.

      5.2 NO SUBDISTRIBUTORS NO DELEGATION. Paragon is entering into this Agreement based upon Paragon's confidence that Solution Provider is capable of acting as a solution provider as described in Section 2 above and as otherwise provided in this Agreement, which confidence is specific to Solution Provider. Accordingly, Solution Provider shall not have any right to, and shall not, use any subdistributors.


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH
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     5.3. NO RIGHT TO REPRODUCE, MODIFY OR REVERSE ENGINEER. Nothing in this
Agreement will be construed as giving Solution Provider any right to, and Solution Provider agrees that it will not, manufacture or modify the Software or to otherwise make copies of the Software or any User Documentation, except as expressly and clearly permitted by this Agreement. Solution Provider agrees that it will not, and will not permit or assist any other party to, reverse engineer all or any part of the Software.

     5.4. PRODUCT EXPERTISE. Solution Provider and its staff will be conversant with the Software and similar computer products in general, and will develop sufficient knowledge of the industry, and of the (including specifications, feature and benefits) so as to be able to explain the Software in detail to customers. Solution Provider will conduct or provide for any training of its personnel that may be necessary to impart such knowledge.

     5.5. NOTIFICATION. Solution Provider will notify Paragon in writing of any claim or proceeding involving the Software no later than [*] after Solution Provider learns of such claim or proceeding. Solution Provider will also report promptly to Paragon all claimed or suspected product defects.

     5.6. SOLUTION PROVIDER COVENANTS WITH RESPECT TO MARKETING PRACTICES. Solution Provider will (i) conduct business in a manner that reflects favorably at all times on the Software and the good name, goodwill and reputation of Paragon; (ii) avoid deceptive, misleading or unethical practices that are or might be detrimental to Paragon, the Software, or the public, including but not limited to disparagement of Paragon or the Software; (iii) make no false or misleading representations with respect to Paragon or the Software; (iv) not publish or employ or cooperate in the publication or employment of any misleading or deceptive advertising material; (v) make no representations, warranties or guaranties to anyone with respect to the specifications, features or capabilities of the Software that are inconsistent with the literature distributed by Paragon, including all warranties and disclaimers contained in such literature; and (vi) not engage in illegal or deceptive trade practices such as bait and switch techniques or any other practices proscribed under this subparagraph.

     5.7. COMPLIANCE WITH LAWS. Solution Provider will comply with all applicable national, provincial, regional and local laws and regulations in performing its duties hereunder and in any of its dealing with respect to the Product.

     5.8. NOTIFICATION OF ACTUAL OR POTENTIAL VIOLATION OF LAW. Solution Provider will promptly notify Paragon in the event that Solution Provider knows that any act or refrainment from acting required by or contemplated under this Agreement violates any law, rule or regulation (whether criminal or non-criminal) of [*].

     5.9. GOVERNMENT APPROVAL. If any approval with respect to this Agreement, or the registration thereof, will be required at any time during the Term, with respect to giving legal effect to the Agreement in the Territory or portion thereof, or with respect to compliance with exchange regulations or other requirements so as to assure the right of remittance in U.S. Dollars, Solution Provider will immediately take whatever steps may be necessary in this respect, and any and all charges or expenses incurred in connection therewith will be borne solely by the party responsible for taking such steps in the particular instance. Solution Provider will keep Paragon currently informed of its efforts in this connection. Paragon will not be required to ship the Software to Solution Provider hereunder until Solution Provider has provided Paragon with satisfactory evidence that such approval or registration is not required or that it has been obtained.

6.   ORDERS, ENTRY INTO TERRITORY; DELIVERY AND INSTALLATION

     6.1. ORDERS. Solution Provider will place all orders in writing for the Product with Paragon at its address set forth herein, which orders will be subject to acceptance by Paragon, which acceptance will be given or refused within [*] of actual receipt by Paragon of each order. Paragon will use its best efforts to fill and ship each accepted order within the time specified in such order or, if no time is specified, within a reasonable time, provided that no order will specify a delivery date later than [*] after the date of such order. Except as Paragon may from time to time otherwise specify all orders will be shipped C.I.P. point of delivery with risk of loss for all copies of the Product included in such order passing to Solution Provider. Each order placed by Solution Provider for copies of the Product will be deeded to incorporate all of the terms and conditions of this Agreement, and


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH
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any terms and conditions of such product order which are in addition to or inconsistent with the terms and conditions of this Agreement will be deemed stricken from such order.

     6.2. PARAGON CANCELLATION OR DELAY. Paragon reserves the right to cancel any orders placed by Solution Provider accepted by Paragon as set forth above, or to refuse or delay shipment thereof, if Solution Provider (i)fails to make any payment as provided herein or under the terms of payment set forth in any invoice or otherwise agreed to by Paragon and Solution Provider, (ii) fails to provide an executed License Agreement from the Customer for whom the order is placed, or (iii) otherwise fails to comply with the terms and conditions of this Agreement. Paragon also reserves the right to discontinue the publication, distribution or licensing of the Software at any time, and to cancel any orders for copies of the Product without liability of any kind to Solution Provider or to any other person. No such cancellation, refusal, or delay will be deemed a breach of this Agreement by Paragon.

     6.3. ENTRY INTO TERRITORY. Paragon will have sole responsibility for arranging any permits, notices, bonds, inspections or other requirements for entry of copies of the Product into the Territory. Paragon will be solely responsible for any customs duties, import taxes, tariffs or any other amounts required to be paid in connection with the entry of copies of the Product into the Territory. If Solution Provider is required by law to make any reduction or to withhold from any sum payable to Paragon by Solution Provider, Solution Provider shall effect such reduction or withholding and remit such amounts to the appropriate taxing authorities and promptly furnish Paragon with tax receipts evidencing the payment of such amounts.

     6.4. DELIVERY AND INSTALLATION. Upon receipt of a copy of the Product for a Customer, Solution Provider shall deliver such copy to the Customer on a timely basis, and shall provide the Customer with such assistance in the installation of the Software as such Customer shall reasonable request.

7.   MAINTENANCE AND TECHNICAL SUPPORT OF THE SOFTWARE

     7.1. MAINTENANCE AGREEMENT REQUIRED. Each Customer who acquires a copy of the Product shall be required, as a condition to acquiring such copy, to enter into Paragon's standard Maintenance Agreement attached hereto as Exhibit "D" (the "Paragon Maintenance Agreement") with Paragon at an additional fee, to become effective upon the Effective Date of this Agreement and to continue for a term of [*], which term may be renewed at such Customer's sole option for [*] terms.

     7.2. PARAGON'S MAINTENANCE OBLIGATIONS. Paragon agrees that it will perform all maintenance obligations set forth in each Paragon Maintenance Agreement entered into by Paragon with a Customer, except as expressly set forth herein.

     7.3. PRIMARY TECHNICAL SUPPORT TO BE PROVIDED BY SOLUTION PROVIDER. Unless otherwise agreed in writing, Solution Provider agrees that it will be responsible for providing, and will provide, technical support to each Customer, including reasonable telephone, e-mail, facsimile or written consultation concerning the installation, use, operation and maintenance of the Software. Solution Provider shall maintain a staff of skilled support technicians experienced in the computer-assisted-manufacturing industry. Telephone support shall be available at least during Solution Provider's normal business hours. In addition, Solution Provider will provide each Customer with a telephone number for use in emergency situations to reach a Solution Provider technician. Solution Provider will also act as a liaison between Customers and Paragon with respect to the correction of, or creation of workarounds for, Noncomformities and for any other matters which Solution Provider is not reasonably able to resolve without Paragon's assistance. The [*] received by Solution Provider with respect to Paragon Maintenance Agreements entered into during the Term by Customers shall by payment in full for all obligations of, services provided by, Solution Provider under this Section 7.

     7.4. PARAGON TECHNICAL SUPPORT OF SOLUTION PROVIDER. Paragon shall provide to Solution Provider reasonable telephone, e-mail, facsimile or written consultation with respect to questions or problems of Customers concerning the Software which Solution Provider is not able to resolve on its own. Telephone support shall be available to Solution Provider during [*]. In addition, Paragon will provide
Solution Provider with a telephone pager number for use in emergency situations to reach a Paragon technician.


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH
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     7.5. EXCLUSIONS FROM PARAGON'S MAINTENANCE AND TECHNICAL SUPPORT
OBLIGATIONS. The following are excluded from Paragon's obligations under this Agreement, and Paragon shall have no obligations to Customer with respect to:

          (a) Any problem with the Product resulting from the misuse, improper use or improper alteration of the Product or any portion thereof, or from the failure to use the Product in accordance with the Documentation and any instructions given by Paragon technical personnel;

          (b)  Any problem caused by modifications not approved by Paragon;

          (c) Any problem resulting from the combination of the Product with other software programs or programming not approved by;

          (d) Any problem arising with respect to the user of a version of the Product other than the most current New Release, where such problem was corrected in a version subsequent to the version Customer is then using and the subsequent version was made available to Customer;

          (e) Any problem relating the sufficiency, installation or maintenance (or lack thereof) of any equipment, telecommunications lines, communications interfaces or other hardware necessary to operate the Product or used by Customer in the operation of the Product; and

          (f) Any problem arising with respect to the use of a version of the Product which has been superseded by two or more New Releases.

8.   PRICES; PAYMENT

     8.1. PRICES, FEES [*]. The prices, fees [*] to Solution Provider for the Product and for the Maintenance Agreement will be as set forth in Exhibit "E" attached hereto, in [*].

     8.2. PAYMENT FORMS. All payments due to Paragon hereunder will be made by cashier's check, wire transfer or any other reliable method mutually agreed by Paragon and Solution Provider. All payments will be made in [*].

     8.3. TAXES. Solution Provider will be solely responsible for any national, provincial or local sales, use, value added or other tax, imposed arising out of or related to any of the domestic transactions in [*] contemplated under this Agreement, other than any tax based on Paragon's net income. Solution Provider will pay directly, or reimburse Paragon for, the amount of such sales, use, value added or other tax, tariff, duty or assessment which Paragon is at any time obligated to pay or collect. Solution Provider will be responsible for providing Paragon with copies of resale certificates or other documents evidencing to Paragon's reasonable satisfaction any exemption which Solution Provider claims from any sales, use, value added or other tax, tariff, duty or assessment which Paragon reasonable determines it would have to pay or collect arising out of or related to any of the transactions contemplated under this Agreement in the absence of such an exemption.

     8.4. AUDIT RIGHTS. Solution Provider agrees to allow Paragon's representatives and/or independent auditors, at Paragon's sole expense, to audit and analyze appropriate and relevant accounting records of, at the premises of, Solution Provider to verify accurate and full accounting for and payment of all moneys due to Paragon hereunder and to verify Solution Provider's compliance with the terms and conditions of this Agreement, provided that if any such audit discloses a discrepancy of more than [*] of the amount due for the period as to which the discrepancy has arisen, Solution Provider shall pay the auditors' charges for such audit. Any discrepancy, of any amount, disclosed by any audit shall be promptly corrected by the party who incorrectly benefited from such discrepancy. Any such audit shall be permitted during business hours not sooner than [*] after receipt of Paragon's written request.


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH
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     8.5   [*]

9.   EXPENSES

     Except as expressly set forth herein, each party shall bear all expenses incurred by such party in connection with its performance hereunder. In no event shall either party incur any expense whatsoever on behalf of the other party without first having received written authorization from such other party.

10.  PRODUCT CHANGES

     Paragon reserves the right at any time to discontinue the production or distribution of any of the Software, to change the design or specifications of the Software and any parts thereof, and to change its service, warranty or or other policies, upon [*] notice to Solution Provider, without further obligation of any kind whatsoever to Solution Provider or to any Customer.

11.  TERMINATION

     11.1. TERMINATION FOR CAUSE. Either party may terminate this Agreement at any time in the event that the other party materially fails to perform any of its material obligations hereunder. Such termination shall be effected by giving [*] written notice of termination to the other party stating in reasonable detail the asserted failure. If before the end of the [*] notice period the party against whom such failure was asserted cures the asserted failure, then the notice of termination shall be void and this Agreement shall continue in force.

     11.2.  TERMINATION FOR PROPRIETARY RIGHTS VIOLATION.  Notwithstanding
Section 11.1 above, Paragon may terminate this Agreement at any time prior to the expiration of its stated term effective immediately upon written notice of termination to Solution Provider in the event that Solution Provider fails to perform any obligation, warranty, duty or responsibility or is in default with respect to any other term or condition undertaken by Solution Provider under this Agreement which pertains to or affects any proprietary right of Paragon, and such failure or default continues unremedied for a period of [*] after written notice of such failure or default from Paragon.

     11.3. AUTOMATIC TERMINATION ON BANKRUPTCY OF THE PARTIES. This Agreement will terminate automatically, with no further act or action required of either party to effect such termination, if a receiver is appointed for Solution Provider or Paragon or its property, Solution Provider or Paragon makes an assignment for the benefit of its creditors, any proceedings are commenced by, for or against Solution Provider or Paragon under any bankruptcy, insolvency for debtor's relief law, or Solution Provider or Paragon is liquidated or dissolved.

     11.4. TERMINATION WITHOUT CAUSE. Either party may terminate this Agreement without cause at any time by giving [*] written notice of termination to the other party.

     11.5. EFFECTS OF TERMINATION. On or before the effective date of any termination of this Agreement for any reason whatsoever, Solution Provider shall: (i) cease all marketing and sale of the Product; (ii) cease all representation that Solution Provider is an authorized reseller of the Product; (iii) cease all display, advertising and use of all Paragon names, marks, logos and designations and will not thereafter use, advertise or display any name, mark or logo which is, or any part of which is, similar to or confusing with any such designation associated with any Paragon Product; and (iv) return to Paragon all Documentation and any other materials provided by Paragon, and all copies thereof. Upon such termination, each party's rights and obligations shall terminate except as set forth in Section 11.10 below. In addition, all amounts owed by Solution Provider to Paragon will be accelerated so they become due and payable on the Termination Date, even if longer terms had been provided previously. Except as expressly set forth, no termination of this Agreement shall relieve Solution Provider of any obligation for amounts due to Paragon as of the Termination Date. The termination of this Agreement shall be without prejudice to, and shall not exclude or limit,


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any other right or remedy either party may have, except as expressly provided. In the event of termination the parties will agree as to the best method for continuing maintenance for the Customer.

     11.6. ORDERS PENDING AT OR RECEIVED AFTER TERMINATION NOTICE. In the event that any notice of termination of this Agreement is given by either party, Paragon will be entitled to reject such order. In addition, Paragon will have the right to require that all or any part of any such orders be prepaid. Except in the case in which Paragon has terminated this Agreement for cause, [*]. The fee shall be the dollar amount [*] Solution Provider would have received, provided that the fee shall only be payable to Solution Provider upon receipt of payment in full from the Customer, and shall be paid within [*] after the date on which Paragon has received full payment. Paragon shall have the right to offset payment of such amounts against any amounts due from Solution Provider to Paragon. In the case in which Paragon has terminated this Agreement for cause, Solution Provider shall not be entitled to any fee or other compensation with respect to sales consummated after the Termination Date. In no event will Solution Provider be entitled to receive any commission, fee [*] with respect to any Paragon Maintenance Agreement entered into after the Termination Date, and Solution Provider shall be required to pay Paragon the full fee therefor received from the Customer.

     11.7. REFUND OF MAINTENANCE FEES AFTER TERMINATION DATE. Because [*] given to Solution Provider on fees for Paragon Maintenance Agreements entered into by Customers is payment for services provided by Solution Provider under
Section 7 above, upon termination of this Agreement for any reason whatsoever Paragon shall be entitled to a refund from Solution Provider of the unused portion of [*] under each Paragon Maintenance Agreement. The amount of the refund shall be determined by [*]. Paragon shall have the right to offset payment of any amounts due from Paragon to Solution Provider against any refund amount due from Solution Provider to Paragon.

     11.8. NO LIABILITY FOR TERMINATION. Neither party to this Agreement shall be liable to the other party by reason of termination of this Agreement for compensation, reimbursement or damages on account of any loss of prospective profits on anticipated sales or on account of expenditures, investments, leases or other commitments relating to the business or goodwill of either party, notwithstanding any law to the contrary. No termination of this Agreement shall release Solution Provider from its obligation to pay Paragon any amounts which accrued prior to the Termination Date or which shall accrue to Paragon after the Termination Date.

     11.9. NO EFFECT ON AUTHORIZED USE BY CUSTOMERS. The rights of any Customers shall be determined by the End User License between Paragon and each Customer, and the termination of this Agreement shall not itself affect such Agreement or the authorized use of the Product by any Customer. The rights of authorized Customers are independent of this Agreement.

     11.10. SURVIVAL. The rights and obligations set forth in Sections 5.3, 5.5, 8.3, 9, 11.5-11.10 and 12-19 shall survive any termination of this Agreement for any reason whatsoever.

12.  CONFIDENTIALITY

     12.1. CONFIDENTIAL INFORMATION. "Confidential Information" as used in this Agreement shall mean any information or material which is proprietary to the disclosing party or designated as Confidential Information by the disclosing party whether or not owned or developed by the disclosing party, which is apparently not known other than by the disclosing party, and which the receiving party may obtain knowledge of through or as a result of the relationship established hereunder with the disclosing party, access to the disclosing party's premises, or communications with the disclosing party's employees or independent contractors. Confidential Information also includes any information which the disclosing party obtains from any third party which the disclosing party treats as proprietary or designates as Confidential Information. Confidential Information shall not include information that (i) is known by the receiving party at the time of receipt from the disclosing party which is not subject to any other non-disclosure agreement between the parties; (ii) is now, or hereafter becomes, generally known to the industry through no fault of the receiving party, or which is later intentionally published or generally disclosed to the public by the disclosing party; or
(iii) is otherwise lawfully and independently developed by the receiving party, or is lawfully


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acquired from a third party without any obligation of confidentiality. The receiving party shall bear the burden of showing that any of the foregoing exclusions applies to any information or materials.

     12.2. NO USE OR DISCLOSURE. Each party agrees to hold in confidence and not disclose or reveal to any person or entity the Confidential Information received hereunder with the clear and express prior written consent of a duly authorized representative of the disclosing party. Each party shall hold in confidence the Confidential Information for [*] after this Agreement is terminated.

     12.3 LEGALLY REQUIRED DISCLOSURE. In the event a receiving party hereto is directed to disclose any portion of a disclosing party's Confidential Information or any other materials proprietary to the disclosing party in conjunction with a judicial proceeding or arbitration or pursuant to any other legal order or requirement, such receiving party shall immediately notify the disclosing party both orally and in writing, and shall provide reasonable cooperation to the disclosing party should the disclosing party seek a protective order or other relief with respect to the directed disclosure.

13.  NONSOLICITATION

     Each party agrees that it will not, during the term of this Agreement and for a period of [*] thereafter, directly or indirectly solicit, interfere with, or entice away from the other party any employee or independent contractor of such other party, or attempt to do so.

14.  OWNERSHIP; PROPRIETARY RIGHTS

     Title to the Product and any and all other products, trade secrets and other proprietary information of Paragon and all copies of all or any portion thereof, and all proprietary rights therein and thereto, including all copyrights and trade secret rights, shall remain with Paragon. Solution Provider shall reproduce and include in all permitted copies of the Product all proprietary rights notices or legends of Paragon as they appear in the original from which the copies were made. Solution Provider shall not remove, cover, alter, or obfuscate any copyright notices or other proprietary rights notices placed or embedded by Paragon on or in the Product. Solution Provider shall not have a right to, and shall not, modify or adapt the Product, or merge the Product into any other program or materials. Solution Provider agrees not to attempt to decompile, disassemble, or otherwise reverse engineer the object code of the Product. Paragon shall have no obligation to provide Solution Provider with a copy of, and Solution Provider acquires no rights of any kind with respect to, any source code. Solution Provider acknowledges that there are no circumstances under which Solution Provider is entitled to receive the source code of the Product.

15.  TECHNICAL DISABLING MEASURES

     Solution Provider understands and acknowledges that Paragon may have included instructions within the Software that will make the Software inaccessible without an authorized password or will render the Software inoperative in unauthorized use (including unauthorized copies), and that the Software may become inoperative in the event any attempt is made to disable these instructions. Solution Provider agrees that it will not make, nor will it permit any other person to make, any attempts, either direct or indirect, to disable, circumvent or otherwise render ineffective these instructions. In the event that the Software becomes inoperative as a result of a violation of this Section 15, Paragon's warranties set forth in this Agreement will be void with respect to the Software and product affected, and Paragon shall be under no obligation to restore the operability of the Software or to provide Solution Provider with an operable copy of the Software.

16.  PARAGON REPRESENTATIONS AND WARRANTIES; DISCLAIMERS; LIMITATIONS OF
     LIABILITY

     16.1.  PROPRIETARY RIGHTS WARRANTY.

            16.1.1. WARRANTY. Paragon hereby represents and warrants to Solution Provider, that Paragon has the full right, power, and authority to enter into and perform this Agreement, and that no part of the Product shall infringe or constitute wrongful use of any copyright, trade secret, U.S. patent or U.S. trademark of any third party.

            16.1.2. CORRECTION AND REMEDIES. In the event that the Product is, or in the reasonable judgment of Paragon is likely to become, the subject of any legal action based upon a claim of infringement, Paragon may


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                             CONFIDENTIAL

demand that Solution Provider cease to market and sell the Product until and unless there is a final judgment or other final resolution establishing Paragon's right to continue using the Product. In the event that Solution Provider ceases to market and sell the Product as a result of any legal action or threatened legal action upon Paragon's demand (a "Cessation", Paragon shall (i) modify the Product, (ii) procure the right for Solution Provider to market and sell the Product, or (iii) provide Solution Provider with functionally equivalent software to use in place of the Product. In the event that Paragon is not able to achieve any of the foregoing in a commercially reasonable manner or at a commercially reasonable cost, in Paragon's reasonable discretion, then except for Paragon's indemnification provided in Section 17.1 below, Solution Provider's sole remedy, and Paragon's sole liability, with respect to a Cessation and/or with respect to any infringement by the Product, shall be to terminate this Agreement in accordance with Section 11.1 and 11.5.

     16.2.  WARRANTY VOID.  The representations and warranties set forth in
Section 16.1 above shall be void if Solution Provider makes any attempt to, or does: (i) modify the Product; (ii) access the Software from unauthorized workstations or computers; (iii) defeat any technical protection measures embedded in the Software; or (iv) use the Product in any other unauthorized manner.

     16.3. DISCLAIMERS. EXCEPT FOR THE WARRANTIES SET FORTH IN SECTION 16.1 ABOVE, PARAGON MAKES NO WARRANTIES OR REPRESENTATIONS AS TO THE PRODUCT TO SOLUTION PROVIDER OR TO ANY OTHER PERSON. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE LIMITED WARRANTIES REFERRED TO IN SECTION 16.1 ABOVE ARE THE ONLY WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, THAT PARAGON MAKES WITH RESPECT TO THE PRODUCT, AND ALL IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED. PARAGON DOES NOT MAKE TO SOLUTION PROVIDER OR ANY OTHER PARTY, BY VIRTUE OF THIS AGREEMENT OR OTHERWISE, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO SOLUTION PROVIDER' ACTIVITIES CONDUCTED THROUGH THE USE OF THE LICENSED MATERIALS.

     16.4. NO PASS-THROUGH OR EXTENSION OF WARRANTY. PARAGON DOES NOT MAKE BY VIRTUE OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, AND PARAGON HEREBY EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY TO ANY THIRD PARTY (INCLUDING, BUT NOT LIMITED TO, CUSTOMERS OR SUPPLIERS OF SOLUTION PROVIDER), WITH RESPECT TO THE PRODUCT, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. SOLUTION PROVIDER WILL NOT HAVE THE RIGHT TO MAKE OR PASS ON, AND WILL TAKE ALL MEASURES NECESSARY TO INSURE THAT NEITHER IT NOR ANY OF ITS EMPLOYEES OR AGENTS MAKES OR PASSES ON, OR ATTEMPTS TO MAKE OR PASS ON, ANY SUCH REPRESENTATION OR WARRANTY ON BEHALF OF PARAGON TO ANY THIRD PARTY (INCLUDING, BUT NOT LIMITED TO, CUSTOMERS OR SUPPLIERS OF SOLUTION PROVIDER). Any warranty provided by Paragon in favor of any Customer shall be whatever warranty is provided in any End User License and/or Maintenance Agreement between Paragon and such Customer directly.

     16.5. NO COMBINATION CLAIMS. Notwithstanding anything to the contrary contained in this Agreement, Paragon shall not be liable to Solution Provider for any claim of any kind arising from or based upon the combination, operation or use of the Product with any other equipment, data or programming not supplied or specified by Paragon, or arising from problems peculiar to any Customer's computer system configuration, or arising from any alteration or modification of the Product not performed by Paragon.

     16.6. LIMITATIONS OF LIABILITY; EXCLUSION OF CERTAIN DAMAGES. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, AND EXCEPT FOR VIOLATIONS OF SECTION 12 AND 14, PARAGON AND SOLUTION PROVIDER SHALL NOT UNDER ANY CIRCUMSTANCES, BE LIABLE TO THE OTHER PARTY FOR PUNITIVE, EXEMPLARY, CONSEQUENTIAL, INCIDENTAL, OR SPECIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST PROFITS, EVEN IF EITHER PARTY HAS BEEN APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING. IN NO EVENT, EXCEPT FOR VIOLATIONS OF SECTIONS 8, 12 AND 14 SHALL PARAGON AND SOLUTION PROVIDER'S LIABILITY (WHETHER BASED ON AN ACTION OR CLAIM IN CONTRACT, TORT OR OTHERWISE, INCLUDING BUT NOT LIMITED TO NEGLIGENCE AND STRICT LIABILITY) TO EACH OTHER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE

                                                             CONFIDENTIAL

MARKETING, SALE OR USE OF THE PRODUCT EXCEED, IN THE AGGREGATE OF ALL CLAIMS,
[*].

     16.7. YEAR 2000 COMPLIANCE. Paragon warrants that the Products are Year 2000 compliant.

17.  INDEMNIFICATION

     17.1. INDEMNIFICATION BY PARAGON. Paragon, at its sole expense, will defend, indemnify and hold Solution Provider harmless from and with respect to any loss or damage (including reasonable attorneys' fees and costs) incurred in connection with, any suit or proceeding brought by a third party against Solution Provider insofar as such suit or proceeding shall be based upon a claim by such third party alleging that:

          (i) the Software infringes or constitutes wrongful use of any copyright, trade secret, U.S. patent or U.S. trademark of any third party, or

          (ii) the Software does not conform to [*] (except that the foregoing shall not apply to any claim based upon a theory of product liability with respect to any product of any Customer or any component thereof, as to which claim Paragon shall have no obligation to indemnify Solution Provider).

provided Solution Provider gives Paragon prompt written notice of any such claim and provides Paragon such reasonable cooperation and assistance as Paragon may request from time to time in the defense thereof. Paragon shall pay any damages and costs assessed against Solution Provider (or paid or payable by Solution Provider pursuant to a reasonable settlement agreement) in connection with such a suit or proceedings, provided Solution Provider has given Paragon prompt written notice of such claim.

     17.2. INDEMNIFICATION BY SOLUTION PROVIDER. Solution Provider, at its sole expense, will defend, indemnify and hold Paragon harmless from and with respect to any loss or damage (including reasonable attorneys' fees and costs) incurred in connection with, any suit or proceeding brought by a third party (including a Customer) against Paragon insofar as such suit or proceeding shall be based upon:

          (i) any claim with respect to any product of a Customer (including any claim under any theory of product liability with respect to any product of a Customer or any component thereof);

          (ii) any claim with respect to the marketing, sale or use of the Product; or

          (iii) any claim arising out of or relating to any act or omission of Solution Provider,

provided Paragon gives Solution Provider prompt written notice of any such claim and provides Solution Provider such reasonable cooperation and assistance as Solution Provider may request from time to time in the defense thereof. Solution Provider shall pay any damages and costs assessed against Paragon (or paid or payable by Paragon pursuant to a reasonable settlement agreement) in connection with such a suit or proceeding, provided Paragon has given Solution Provider prompt written notice of such claim.

18.  NOTICES

     Except as specifically provided herein, all notices required hereunder shall be in writing and shall be given by: (i) personal delivery, in which case notice shall be deemed effective upon personal delivery; or (ii) national overnight courier service, in which case notice shall be deemed effective one (1) business day following deposit with the national overnight courier service; or (iii) International mail, certified or registered, postage prepaid, return receipt requested, in which case notice shall be deemed effective three (3) days following deposit in the mail. The addresses for giving notice shall be the parties' respective addresses first set forth above, or any other address as shall be specified by a party in a written notice to the other party.

19.  MISCELLANEOUS

* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                             CONFIDENTIAL

     19.1. ENTIRE AGREEMENT. This Agreement (including all the exhibits hereto) constitutes the entire understanding and agreement between the parties hereto and supersedes any and all prior or contemporaneous representations, understandings and agreements between Solution Provider and Paragon with respect to the subject matter hereof, all of which are merged herein. It is expressly understood and agreed that no employee, agent or other representative of Paragon has any authority to bind Paragon with regard to any statement, representation, warranty, or other expression unless the same is specifically set forth or incorporated by reference herein. It is expressly understood and agreed that, there being no expectation of the contrary between the parties hereto, no usage of trade or custom and practice within the industry, and no regular practice or method of dealing between the parties hereto, shall be used to modify, supplement or alter in any manner the terms of this Agreement or any part hereof. This Agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by an officer in Paragon and by Solution Provider.

     19.2. AMENDMENTS. All amendments or modifications of this Agreement shall be binding upon the parties despite any lack of consideration so long as the same shall be in writing and executed by the parties hereto in accordance with the other terms of this Agreement regarding modifications.

     19.3. WAIVER. No waiver of any provision of this Agreement or any rights or obligations of either party hereunder shall be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver be effective only in the specific instance and for the specific purpose stated in such writing.

     19.4. NO ASSIGNMENT BY PARTIES. Solution Provider and Paragon may not assign or transfer this Agreement or any of its rights, duties or obligations hereunder and this Agreement may not be involuntarily assigned or assigned by operation of law, without the prior written consent of the other party, which consent may be granted or withheld by the other party in its sole discretion. The sale or transfer of any portion of Solution Provider's or Paragon's business (including to any corporation owning, owned by or affiliated with Solution Provider or Paragon), or the combination of any of Solution Provider's or Paragon's business with any other business (including with any corporation owning, owned by or affiliated with Solution Provider or Paragon), shall be considered an assignment for purposes of this Agreement and subject to the prohibition set forth in this Section 19.4. Any attempted assignment without such consent shall be null and void. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective legal successors and permitted assigns.

     19.5. INDEPENDENT PARTIES. Nothing contained herein shall be deemed to create or construed as creating a joint venture or partnership between Solution Provider and Paragon. Neither party is, by virtue of this Agreement or otherwise, authorized as an agent or legal representative of the other party. Neither party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party or to bind such other party in any manner. Further, it is not the intention of this Agreement or of the parties hereto to confer a third party beneficiary right of action upon any third party or entity whatsoever, and nothing set forth in this Agreement shall be construed so as to confer upon any third party or entity other than the parties hereto a right of action under this Agreement or in any manner whatsoever, except that the disclaimers of Paragon's warranties, limitations of Paragons's liability and rights to indemnification of Paragon shall also apply to any licensor of Paragon's.

     19.6. SEVERABILITY OF PROVISIONS. In the event that any provision hereof is found invalid or unenforceable pursuant to judicial decree or decision such provision shall be construed to be limited or reduced so as to be enforceable to the maximum extent allowed by applicable law, and if such construction shall not be feasible, then such provision shall be deemed to be deleted herefrom. In any event, the remainder of this Agreement shall remain valid and enforceable, and shall be enforced, according to its terms.

     19.7. FORCE MAJEURE. No party hereto shall be deemed in default if its or his performance or obligations hereunder are delayed or become impossible or impractical by reason of any act of God, war, fire, earthquake, labor dispute, accident, civil commotion, epidemic, act of government or government agency or officers, or any other cause beyond such party's control.

     19.8. REMEDIES. All rights and remedies of the parties under this Agreement and under the law are separate and cumulative, except as otherwise expressly provided in this Agreement.

     19.9. FORUM AND JURISDICTION. This Agreement was entered into in the State of California, and its validity, construction, interpretation and legal effect shall be governed by the laws and judicial decisions of the State of

                                                                   CONFIDENTIAL


California applicable to contracts entered into and performed entirely within the State of California and by applicable federal law, and the choice-of-law provisions of California law shall not be applied to substitute the law of any other State or nation, and excluding the United Nations Convention on the International Sale of Goods. The parties expressly agree that any action arising out of or relating to this Agreement shall be filed and maintained only in the courts of the State of California for the County of Santa Clara. The parties hereby consent and submit to the personal jurisdiction of such courts for the purposes of litigating any such action. Notwithstanding the foregoing, each party agrees that in the event that a party to this Agreement becomes engaged in litigation against a third party in any other court in the United States, and such litigation reasonably requires the determination of the rights and obligations of the parties hereto under this Agreement (including any right of indemnification under Section 17 above), the other party hereto will submit to the personal jurisdiction of the court in which such action is maintained for purposes of such determination, in which event the submission to personal jurisdiction shall apply to determination of any other claims between the parties hereto which may properly be brought as part of such litigation.

     19.10. ATTORNEY'S FEES. In the event any litigation or other proceeding is brought by either party arising out of or relating to this Agreement, the prevailing party in such litigation or other proceeding shall be entitled to recover from the other party all costs, attorneys' fees and other expenses incurred by such prevailing party in this litigation.

     19.11. LANGUAGE OF AGREEMENT IS ENGLISH. The parties agree that English is the language of this Agreement, and that any legal proceedings between the parties arising out of or relating to this Agreement shall be conducted in English. However, Paragon Standard End User License Agreement and Paragon Standard Maintenance Agreement, or modification of this Agreement may be provided in the local language of Territory and by attaching the localized version of the above mentioned agreements, the local language will be the official language of the above mentioned agreements.

     19.12. DAYS. As used in this Agreement, "days" shall mean calendar days. In addition, for purposes of this Agreement, a day shall be deemed to end at 11:59 p.m., Pacific Time, in the USA, notwithstanding that it is the next calendar day in Japan.

     19.13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

PARAGON MANAGEMENT SYSTEMS, INC.       HEWLETT-PACKARD JAPAN, LTD.

By: /s/ Suji Sueshige                  By: [ILLEGIBLE]
   -----------------------------          -----------------------------

Name: Suji Sueshige                    Name: [ILLEGIBLE]
     ---------------------------            ---------------------------

Title: VP of Operations                Title: [ILLEGIBLE]
      --------------------------             --------------------------

Date: September-1-1999                 Date: Oct. 13, 1999
     ---------------------------            ---------------------------

                                                                   CONFIDENTIAL


                                 EXHIBIT "A"
                                  SOFTWARE

SOFTWARE MEANS PARAGON APPLICATIONS RUNS ON THE COMPUTER SYSTEM. PARAGON APPLICATIONS IS SUBDIVIDED AS FOLLOWS

     PARAGON DEMAND PLANNER (PARAGON DP)
     PARAGON SUPPLY CHAIN PLANNER (PARAGON SCP)
     PARAGON GLOBAL STRATEGIC PLANNER (PARAGON GSP)
     PARAGON GLOBAL REAL-TIME ATP (PARAGON GRA)
     PARAGON MATERIAL & CAPACITY PLANNER (PARAGON MCP)
     PARAGON REACTIVE & DYNAMIC SCHEDULER (PARAGON RDS)
     PARAGON REAL-TIME EVENT MONITOR (PARAGON REM)

SOFTWARE SPECIFICATIONS IS REFERRED TO THE LICENSER'S DOCUMENTATION ASSOCIATED WITH THE SOFTWARE.


THIRD PARTY SOFTWARE
     N/A

                                                                   CONFIDENTIAL


                             EXHIBIT "C" AND "D"
                         SOFTWARE LICENSE AGREEMENT

REFER "PARAGON SOFTWARE LICENSE AGREEMENT" ATTACHED TO THIS SOLUTION PROVIDER AGREEMENT.

                                                                   CONFIDENTIAL


          [LOGO]


                           SOFTWARE LICENSE AGREEMENT
                                                    REV. 05/05/98


     This SOFTWARE LICENSE AGREEMENT is entered into this _____ day of_____, 1999 by and between PARAGON MANAGEMENT SYSTEMS, INC., a California corporation located at 5933 Century Boulevard, Suite 1220, Los Angeles, California 90045 ("Paragon"), and ________________________________________________located at
___________________________________("Licensee").

1.      DEFINITIONS

        1.1. "INCLUDES"; "INCLUDING". Except where followed directly by the word "only", the terms "includes" or "including" shall mean "includes, but is not limited to" and "including, but not limited to" respectively, it being the intention of the parties that any listing following thereafter is illustrative and not exclusive or exhaustive.

        1.2. "SOFTWARE". The term "Software" shall mean the computer software programs of Paragon identified in Exhibit "A" attached hereto and incorporated herein in object code form only, and any versions of such programs which are provided to Licensee subsequent to the Effective Date (as defined below).

        1.3. "DOCUMENTATION". The term "Documentation" shall mean the operator and user manuals, training manuals, guides specifications and other documentation customarily supplied by Paragon with the Software to licensees.

        1.4. "PRODUCTS". The term "Products" shall mean the Software, the Documentation and any other materials provided to Licensee by Paragon hereunder. The plural term "Products" is used even though there may be only one Product licensed hereunder.

        1.5. "FACILITY". The term "Facility" shall mean a single unit or business activity of a business entity, which unit or business activity may be a manufacturing unit, production unit, assembly unit, storage unit or distribution unit. There may be more than one Facility within a single business entity, and there may be more than one Facility within a single site of a business entity.

        1.6. "LICENSED FACILITY". The term "Licensed Facility" shall mean a Facility as to which Licensee has licensed a Product hereunder.

        1.7. "DESIGNATED COMPUTER". The term "Designated Computer" shall mean the computer system owned by, or leased exclusively to, Licensee and operated by Licensee at Licensee's premises, designated on Exhibit "B" attached hereto and incorporated herein by this reference.

        1.8. "EFFECTIVE DATE". The term "Effective Date" shall mean the date first set forth above which, upon execution of this Agreement by both parties, shall be the effective date of this Agreement.

                                                                   CONFIDENTIAL


        1.9. "NEW RELEASE". The term "New Release" shall mean a new version of a Product prepared to incorporate one or more of the following: (i) improvement of speed, performance, capacity, ease of use or other aspects of a Product; (ii) correction of Nonconformities in the Software; (iii) the addition and/or deletion of features and/or functionality; or (iv) revision of a Product as necessary or desirable for the Product to operate with any upgraded versions of, or replacements for, any operating system.

        1.10. "CORRECTED VERSION". The term "Corrected Version" shall mean a version of the Software prepared primarily for the purpose of correcting Nonconformities where it is undesirable or impractical to delay the correction of such Nonconformities until the next New Release.

        1.11. OTHER TERMS. The following other terms are defined in the Sections cited:

                "CESSATION" - Section 15.2
                "CONFIDENTIAL INFORMATION" - Section 10.
                "NONCONFORMITY" - Section 14.1.1.
                "WARRANTY PERIOD" - Section 14.1.1.

2.      THIRD PARTY SOFTWARE

        Licensee shall be solely responsible for obtaining, installing and maintaining any third party software necessary for, or useful in, the operation of the Products licensed by Licensee hereunder, at Licensee's sole expense. Paragon has identified all necessary and recommended third party software in Exhibit "A".

3.      LICENSE AND TERM AGREEMENT

        3.1. LICENSE. Subject to the terms and conditions set forth herein, Paragon hereby grants to Licensee a nonexclusive, nontransferable, nonsublicensable license to use the Products during the terms of this Agreement, on the Designated Computers located at the Licensed Facility or Licensed Facilities identified in Exhibit "B" and only for the number of concurrent users identified in Exhibit "B", and only for Licensee's internal data processing purposes. Licensee may use the Products on a different computer or at a different Facility during a temporary emergency, provided that; (i) such use is under the control of Licensee; and (ii) such use continues only so long as is reasonably necessary to accommodate the emergency conditions (and in no event longer than [*]). Licensee assumes full responsibility for the management, supervision and control of the Products, and shall assure that all personnel using the Products are suitably qualified and trained for such use.

        3.2. ADDITION OF LICENSED FACILITIES. In the event that Licensee desires to add an additional Licensed Facility under this Agreement, Licensee may do so by notifying Paragon and paying to Paragon the current list price for the license fee for the number of authorized concurrent users at such new Licensed Facility.

        3.3. ADDITION OF CONCURRENT USERS AT EXISTING LICENSED FACILITY. In the event that Licensee desires to add additional concurrent users at a then-existing Licensed Facility, Licensee may do so by notifying Paragon and paying to Paragon the difference between the current list price for the increased number of users and the original price paid for the lower number of users at such existing Licensed Facility.

        3.4. BACK-UP AND ARCHIVAL COPIES. Licensee shall have the right to make a reasonable number of copies for back-up purposes, provided that no such backup copies are used for any other purpose, and further provided that the use of back-up copies does not have the effect of increasing the number of permitted concurrent users. In addition, Licensee shall be permitted to make archival copies as part of a regular program of computer system data archiving, provided that such copies are used only for archival purposes or emergency purposes, and further provided that the use of archival copies does not increase the number of permitted concurrent users.

* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   CONFIDENTIAL


     3.5. DOCUMENTATION. Licensee may make such copies of the Documentation as are reasonably necessary for its internal use of the Products by the permitted number of simultaneous users, but may not make copies of the Documentation for any other purpose.

     3.6. NO SERVICE BUREAU USE. Licensee shall not, under any circumstances, use or permit the use of the Software in or on any service bureau, time-sharing or in any situation where the computer system on which the Software is installed may be accessed by any party other than Licensee.

4.   LICENSE FEES

     4.1. LICENSE FEES. Licensee shall pay Paragon the license fees set forth in Exhibit "C" for the Products licensed, at the Licensed Facilities and for the authorized number of concurrent users listed in Exhibit "B", payable upon execution of this agreement.

     4.2. MAINTENANCE FEES. In consideration of the software and services provided hereunder, Licensee shall pay Paragon the annual maintenance fees set forth in Exhibit "C" as adjusted for the number of Licensed Facilities and Concurrent Users set forth therin. Such payments shall be made in full [*]. Paragon may increase the annual maintenance fees in connection with any renewal of the term of this Agreement. Paragon shall give Licensee written notice of any increase in maintenance fees at least [*] prior to the renewal date on which such increase is to take effect.

     4.3. FEES FOR UNNECESSARY USE OF TECHNICAL SUPPORT. Paragon shall have the right to charge additional maintenance fees at Paragon's then-current rates for excessive time spent providing technical support to Licensee's personnel with respect to basic questions or problems that could have been readily resolved by consultation of the Documentation, or with respect to matters which are not directly related to the operation of a Product.

     4.4. Not Used

     4.5. TAXES. Licensee shall be solely responsible for all sales, use, withholding property or other taxes applicable to the license granted pursuant to this Agreement, other than taxes based on Paragon's U.S. net income.

     4.6. LATE PAYMENTS. All payments to Vendor will be made in United States dollars. Amounts outstanding over [*] may be assessed interest at a rate equal to the lesser of [*] or the maximum rate allowed by law, and such accrual of interest will be in addition, and not in limitation of, any other rights or remedies which Paragon may have under this Agreement or at law or in equity. In the event that any interest has accrued, all amounts paid by Licensee will be credited first against such unpaid interest.

5.   DELIVERY AND INSTALLATION

     5.1. DELIVERY. After receipt of payment of the initial license fee set forth in Exhibit "C" from Licensee, Paragon shall deliver the Products to Licensee's Licensed Facility.

     5.2. INSTALLATION. Licensee shall be solely responsible for installation of the Software on each Designated Computer at each Licensed Facility.

6.   NOT USED

7.   MAINTENANCE

     7.1. SUPPORT PERIOD. The "Support Period" commences upon the Effective Date and shall continue until the first anniversary of the Effective Date. Licensee may renew the Support Period for one or


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   CONFIDENTIAL


more additional one-year terms by giving notice of renewal not later than [*] before the expiration of the then-current term and paying the renewal fee as set forth in Section 4.2.

     7.2. MAINTENANCE. During the Support Period, Paragon shall (i) provide to Licensee reasonable telephone, facsimile or written consultation concerning the use and operation of the Software during [*] and (ii) use reasonable diligence to correct verifiable and reproducible Nonconformities on a timely basis. Should any significant Nonconformity be detected by either Licensee or Paragon, Paragon shall endeavor to either correct such Nonconformity, or provide a reasonable workaround, within [*]. Paragon shall endeavor to provide Corrected Versions on a timely basis in light of the severity of the Nonconformities existing at any particular time and the anticipated release of the next New Release. Licensee understands and acknowledges that Nonconformity corrections may be cumulative, and if Licensee fails to implement any Nonconformity correction, Corrected Version or New Release delivered by Paragon, subsequent Nonconformity corrections, Corrected Versions or New Releases may not be effective.

     7.3. NEW RELEASES. Each New Release which Paragon releases to its customers during the Support Period shall be provided to Licensee [*]. Licensee understands and acknowledges that New Releases may be cumulative, and if Licensee fails to implement any New Release delivered by Paragon, subsequent New Releases may not be effective. Paragon shall deliver such New Release or Corrected Version to Licensee at each Licensed Facility authorized to use the Product underlying the New Release. Each New Release delivered to Licensee shall be subject to all of the rights, obligations, terms and conditions of the License Agreement upon delivery.

     7.4. NO PARAGON OBLIGATION AS TO HARDWARE OR OTHER SOFTWARE. Paragon shall not have any obligation to Licensee to provide maintenance or technical support for any hardware or to any software other than the Software provided by Paragon hereunder. Without limiting the generality of the foregoing, Paragon shall have no maintenance or technical support obligation to Licensee for operating systems, third party databases and related software, client/server tools, networks, printers, personal computers, terminal emulation software, communications packages or any hardware, whether or not purchased from Paragon. The foregoing shall not be construed to relieve Paragon of responsibility for any incompatibility or operational problem between the Software and any hardware or other software where the specifications of or documentation for the Software state that the Software is compatible or will operate with such hardware or other software.

     7.5. EXCLUSIONS FROM MAINTENANCE AND TECHNICAL SUPPORT. The following are excluded from Paragon's obligations under this Agreement, and Paragon shall have no obligations to Licensee with respect to:

        (a) Any problem with a Product resulting from the missuse, improper use or alteration of the Product or any portion thereof, or from the failure to use the Product in accordance with the Documentation and any instructions given by Paragon technical personnel;

        (b)     Any problem caused by modifications not provided by Paragon;

        (c) Any problem resulting from the combination of a Product with other software programs or programming not provided by Paragon and not expressly identified by Paragon as being compatible with the Product;

        (d) Any problem arising with respect to the use of a version of a Product other than the most current New Release, where such problem was corrected in a version subsequent to the version Licensee is then using and the subsequent version was made available to Licensee; and

        (e) Any problem relating to the sufficiency, installation or maintenance (or lack thereof) of any equipment, telecommunications lines, communications interfaces or other hardware necessary to operate a Product or used by Licensee in the operation of a Product.


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   CONFIDENTIAL


        7.6 TERMINATION BY PARAGON FOR FAILURE TO IMPLEMENT NEW RELEASES. Paragon shall have the right to terminate the Support Period in the event that Licensee does not implement any New Release within [*] after such New Release is delivered to Licensee, except in the case where Licensee does not accept such New Release in accordance with Section 7.3 above. Such termination shall be effected by giving Licensee [*] written notice of termination, and if Licensee does not implement the New Release within such [*], this Agreement shall terminate.

8.      EXPENSES

        Except as expressly set forth herein, each party shall bear all expenses incurred by such party in connection with its performance hereunder. In no event shall either party incur any expense whatsoever on behalf of the other party without first having received written authorization from such other party.

9.      NOT USED

10.     TERM; TERMINATION

        10.1. TERM OF AGREEMENT. This Agreement shall become effective on the Effective Date and shall remain in force until terminated by either party pursuant to the terms and conditions set forth in this Section 10.

        10.2.   TERMINATION FOR CAUSE. Either party may terminate this
Agreement at any time in the event that the other party materially fails to perform any of its material obligations hereunder. Such termination shall be effected by giving [*] written notice of termination to the other party stating in reasonable detail the asserted failure. If before the end of the [*] notice period the party against whom such failure was asserted cures the asserted failure, then the notice of termination shall be void and this Agreement shall continue in force. (Termination shall be immediate if it is due to a breach of Section 11).

        10.3. TERMINATION WITHOUT CAUSE BY LICENSEE. Licensee may terminate this Agreement without cause at any time by giving [*] written notice of termination to Paragon, but such termination shall not entitle Licensee to a refund of any fees paid under this Agreement, nor shall it relieve Licensee of the obligation to pay any fees which were due and payable as of the date on which notice of termination was given.

        10.4. EFFECT OF TERMINATION. On or before the effective date of any termination of this Agreement for any reason whatsoever, Licensee shall: (i) cease all use of the Products; (ii) remove all copies of the Software from its computers; (iii) return to Paragon all Documentation and any other materials provided by Paragon, and all copies thereof; and (iv) deliver a certificate to Paragon certifying Licensee's compliance with the foregoing. Except as expressly set forth, no termination of this Agreement shall relieve Licensee of any obligation for amounts due to Paragon as of the effective date of termination.

        10.5.   SURVIVAL. The rights and obligations set forth in Sections 4.5,
4.6 10.4 and Sections 11 through 18 shall survive any termination of this Agreement for any reason whatsoever.

11.     CONFIDENTIALITY

        11.1 CONFIDENTIAL INFORMATION. For purposes of this Agreement, "Confidential Information" shall mean any information, whether or not owned or developed by the disclosing party, which the receiving party may obtain knowledge of through or as a result of the relationship established hereunder with the disclosing party, access to the disclosing party's premises, or communications with the disclosing party's employees or independent contractors. "Confidential Information" includes, but is not limited to information about the disclosing party's finances, operations and maintenance, algorithms, trade secrets, computer programs, design, technology, ideas, know-how, processes, formulas, compositions, data, techniques, improvements, inventions (whether patentable or not), works of authorship, business and product development plans, call tracking tables, problem resolution data, customer history tables, maintenance contract tables, other customer information and other information concerning the disclosing party's actual or anticipated business, research or development, or which is received in confidence by or for


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   CONFIDENTIAL


the Company from any other person. Confidential Information also includes any information which the disclosing party obtains from any third party which the disclosing party treats as proprietary or designates as Confidential Information. Confidential Information shall not include information that (i) is known by the receiving party at the time of receipt from the disclosing party and which is not subject to any other non-disclosure agreement between the parties; (ii) is now, or hereafter becomes, generally known to the industry through no fault of the receiving party, or which is later intentionally published or generally disclosed to the public by the disclosing party; or (iii) is otherwise lawfully and independently developed by the receiving party, or is lawfully acquired from a third party without any obligation of confidentiality. The receiving party shall bear the burden of showing that any of the foregoing exclusions applies to any information or materials. The parties acknowledge that any disclosure or unauthorized use of Confidential Information will constitute a material breach of this Agreement and cause substantial harm to the disclosing party for which damages would not be a fully adequate remedy, and, therefore, in the event of any such breach, in addition to other available remedies, the disclosing party shall have the right to obtain injunctive relief.

        11.2. NO USE OR DISCLOSURE. Each party agrees to hold in confidence, not to use and not to disclose or reveal to any person or entity the Confidential Information received hereunder without the clear and express prior written consent of a duly authorized representative of the disclosing party. Each party agrees that it shall only be permitted to use the other party's Confidential Information to the limited extent necessary to fulfill its obligations under this Agreement.

        11.3. LEGALLY REQUIRED DISCLOSURE. In the event a receiving party hereto is directed to disclose any portion of a disclosing party's Confidential Information or any other materials proprietary to the disclosing party in conjunction with a judicial proceeding or arbitration or pursuant to any other legal order or requirement, such receiving party shall immediately notify the disclosing party both orally and in writing, and shall provide reasonable cooperation to the disclosing party should the disclosing party seek a protective order or other relief with respect to the directed disclosure.

12.     NONSOLICITATION

        Each party agrees that it will not, during the term of this Agreement and for a period of [*] thereafter, directly or indirectly solicit, interfere with, or entice away from the other party any employee or independent contractor of such other party, or attempt to do so.

13.     OWNERSHIP; PROPRIETARY RIGHTS

        13.1 PARAGON. As between the parties title to the Products and any and all other products, trade secrets and other proprietary information of Paragon and all copies of all or any portion thereof, all proprietary rights therein and thereto, and all related intellectual property rights, shall remain with Paragon. Licensee shall reproduce and include in all permitted copies of the Products all proprietary rights notices or legends of Paragon as they appear in the original from which the copies were made. Licensee shall not remove, cover, alter, or obfuscate any copyright notices or other proprietary rights notices placed or embedded by Paragon on or in the Products. Licensee shall not have a right to, and shall not, modify, translate, adapt or create derivative works based on any Product, or merge any Product into any other program or materials. Licensee agrees not to, directly or indirectly, decompile, disassemble, reverse engineer or otherwise attempt to discover the source code or underlying ideas or algorithms of any Product. License shall not copy (except as otherwise permitted hereunder), rent, lease, distribute, assign, or otherwise transfer rights to any Product or use any Product for the benefit of a third party. Paragon shall have no obligation to provide Licensee with a copy of, and Licensee acquires no rights of any kind with respect to, any source code. Licensee acknowledges that there are no circumstances under which Licensee is entitled to receive the source code of any Product, except as set forth in
Section 9 above.

        13.2. LICENSEE. Nothing in this Agreement shall be construed as giving Paragon any ownership interest of any kind whatsoever in, or any right to use, any data of Licensee.

14.     TECHNICAL DISABLING MEASURES


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   CONFIDENTIAL


        Licensee understands and acknowledges that Paragon may have included instructions within the Software that will make the Software inaccessible without an authorized password or will render the Software inoperative in unauthorized use (including unauthorized copies), and that the Software may become inoperative in the event any attempt is made to disable these instructions. Licensee agrees that it will not make, nor will it permit any other person to make, any attempts, either direct or indirect, to disable, circumvent or otherwise render ineffective these instructions. In the event that the Software becomes inoperative as a result of a violation of this
Section 14, Paragon's warranties set forth in this Agreement will be void with respect to the Software and product affected, and Paragon shall be under no obligation to restore the operability of the Software or to provide Licensee with an operable copy of the Software.

15.     PARAGON REPRESENTATIONS AND WARRANTIES; DISCLAIMERS; LIMITATIONS OF
        LIABILITY

        15.1    PRODUCT OPERATION.

                15.1.1. WARRANTY. As used herein, the term "Nonconformity" shall mean [*]. For a period of [*] commencing upon the Effective
Date (the "Warranty Period"), Paragon represents and warrants to Licensee only that the Products as delivered to Licensee are or will be free from any Nonconformities, and will operate substantially in conformance with the Documentation when used in full compliance with the instructions in the Documentation.

                15.1.2. CORRECTION AND REMEDIES. Should any reproducible Nonconformity be detected at any time during the Warranty Period, Paragon shall, at its sole expense, either (i) correct such Nonconformity within a reasonable time after Licensee gives detailed written notice of such Nonconformity to Paragon, or (ii) provide a reasonable workaround. In the event that Licensee discovers any apparent Nonconformity, Licensee shall notify Paragon in writing, specifying the nature of the claimed Nonconformity and the conditions in which it arises in sufficient detail for Paragon to reproduce the Nonconformity. Licensee agrees to give Paragon reasonable cooperation, and reasonable access to Licensee's data and/or computer system, in connection with Paragon's reproduction of the Nonconformity and correction thereof. If Paragon is unable to, or otherwise does not, correct the Nonconformity or provide a workaround within a reasonable time, then Licensee may, as its sole remedy and Paragon's sole liability, terminate this Agreement in accordance with Sections 10.2 and 10.4 above [*].

        15.2. WARRANTY VOID. The representations and warranties set forth in Section 15.1.1 above shall be void if Licensee makes any attempt to, or does: (i) modify any Product; (ii) access the Software from unauthorized workstations or computers; (iii) defeat any technical protection measures embedded in the Software; or (iv) use any Product in any other unauthorized manner.

        15.4.   DISCLAIMERS. EXCEPT FOR THE WARRANTIES SET FORTH IN
SECTION 15.1.1 ABOVE, PARAGON MAKES NO WARRANTIES, EXPRESS, IMPLIED OR OTHERWISE, WITH RESPECT TO THE PRODUCTS OR ANY SERVICES, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. PARAGON ALSO MAKES NO WARRANTIES REGARDING NON-INTERRUPTION OF USE OR FREEDOM FROM
BUGS. LICENSEE WILL NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED ON BEHALF OF PARAGON TO ANY THIRD PARTY RELATING TO THE PRODUCTS OR ANY SERVICES. FURTHERMORE LICENSEE SHALL NOT HAVE THE RIGHT TO PASS THROUGH ANY WARRANTIES MADE HEREUNDER.

        15.5. NO COMBINATION CLAIMS. Notwithstanding anything to the contrary contained in this Agreement, Paragon shall not be liable to Licensee for any claim of any kind arising from or based upon the combination, operation or use of any Product with any other equipment, data or programming not supplied or


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   CONFIDENTIAL


specified by Paragon, or arising from problems peculiar to Licensee's computer system configuration, or arising from any alteration or modification of any Product not performed by Paragon.

        15.6. LIMITATIONS OF LIABILITY; EXCLUSION OF CERTAIN DAMAGES. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, PARAGON WILL NOT BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY (I) FOR ANY AMOUNTS IN EXCESS, IN THE AGGREGATE, OF THE [*] OR (II) FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST DATA OR (III) FOR COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES OR (IV) FOR LOSS OR CORRUPTION OF DATA INTERRUPTION OF USE. THIS SECTION DOES NOT LIMIT LIABILITY FOR BODILY INJURY OF A PERSON.

16.     INDEMNIFICATION

        16.1 INDEMNIFICATION BY PARAGON. If any alleged infringement of a U.S. patent, copyright, trademark or misappropriation of a trade secret is asserted by a third party against Licensee based upon its use of the Products, Paragon will indemnify Licensee against any amounts finally awarded by a court or in a settlement to such party (and reasonable attorneys' fees in connections therewith), provided that Paragon shall have received from Licensee notice of said claim within [*] of the assertion thereof; further provided that Paragon shall have the exclusive right, if it so chooses, to control and direct the investigation, defense, or settlement of such claims; and further provided that Paragon shall receive the complete cooperation and assistance of Licensee. In the event an infringement is determined or, if required by settlement, Paragon may substitute for a Product a substantially similar product, or, alternatively, Paragon may procure for Licensee the right to continue using the Product. THE FOREGOING IS IN LIEU OF ANY WARRANTIES OF NONINFRINGEMENT, WHICH ARE HEREBY DISCLAIMED.

        16.2 CORRECTION AND REMEDIES. In the event that any Product is, or in the reasonable judgment of Paragon is likely to become, the subject of any legal action based upon a claim of infringement, Paragon may demand that Licensee cease to use such Product until and unless there is a final judgment or other final resolution establishing Paragon's right to continue using the Product. In the event that Licensee ceases to use the Product as a result of any legal action or threatened legal action upon Paragon's demand (a "Cessation"), Paragon shall (i) modify the Product, (ii) procure the right for Licensee to use the Product, or (iii) provide Licensee with functionally equivalent software to use in place of the Product. In the event that Paragon is not able to achieve any of the foregoing in a commercially reasonable manner or at a commercially reasonable cost, in Paragon's reasonable discretion, then except for Paragon's indemnification obligation provided in Section 16.1 above, Licensee's sole remedy, and Paragon's sole liability, with respect to a Cessation and/or with respect to any infringement by a Product, shall be to terminate this Agreement in accordance with Sections 10.2 and 10.4 above [*].

        16.3 INDEMNIFICATION BY LICENSEE. Paragon shall not be liable for, and Licensee, at its sole expense, will defend, indemnify and hold Paragon harmless from and with respect to, any loss or damage (including reasonable attorneys' fees and costs) incurred in connection with, any suit or proceeding brought by a third party against Paragon insofar as such suit or proceeding shall be based upon:

                (i) any claim incident to an infringement not resulting primarily from the Products (including any claim under any theory of product liability with respect to any product of Licensee or any component thereof);

                (ii) any claim with respect to the use of the Products not strictly in accordance with this Agreement;


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   CONFIDENTIAL


       (iii) any claim arising out of or relating to any act or omission of Licensee;

       (iv) any claim with respect to the Products or portions or components thereof modified after shipment by Paragon to the extent the alleged infringement results from such modification, or combined with other products, processes or materials; or

       (v) any claim where the allegedly infringing activity continues after Licensee is notified thereof or informed of modifications that would have avoided the alleged infringement,

provided Paragon gives Licensee prompt written notice of any such claim and provides Licensee such reasonable cooperation and assistance as Licensee may request from time to time in the defense thereof. Licensee shall pay any damages and costs assessed against Paragon (or paid or payable by Paragon pursuant to a settlement agreement) in connection with such a suit or proceeding, provided Paragon has given Licensee prompt written notice of such claim.

17.  NOTICES

     Except as specifically provided herein, all notices required hereunder shall be in writing and shall be given by: (i) personal delivery, in which case notice shall be deemed effective upon personal delivery; or (ii) national overnight courier service, in which case notice shall be deemed effective one (1) business day following deposit with the national overnight courier service; or (iii) U.S. mail, certified or registered, postage prepaid, return receipt requested, in which case notice shall be deemed effective three (3) days following deposit in the U.S. mail. The addresses for giving notice shall be the parties' respective addresses first set forth above, or any other address as shall be specified by a party in a written notice to the other party.

18.  MISCELLANEOUS

     18.1. ENTIRE AGREEMENT. This Agreement (including all the exhibits hereto) constitutes the entire understanding and agreement between the parties hereto and supersedes any and all prior or contemporaneous representations, understandings and agreements between Licensee and Paragon with respect to the subject matter hereof. This Agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by an officer of Paragon and by Licensee.

     18.2. AMENDMENTS. All amendments or modifications of this Agreement shall be binding upon the parties so long as the same shall be in writing and executed by the parties hereto in accordance with the other terms of this Agreement regarding modifications.

     18.3. WAIVER. No waiver of any provision of the Agreement or any rights or obligations of either party hereunder shall be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

     18.4. PARAGON RIGHT TO PUBLICLY IDENTIFY LICENSEE AS USER. Paragon shall have the right to make reasonable reference to Licensee as a user of the Products in communications between Paragon and individual customers or potential customers and in public communications such as advertising, promotional materials and press releases.

     18.5. COOPERATION AND ASSISTANCE. Licensee agrees to give Paragon reasonable cooperation, and reasonable access to Licensee's data and/or computer system, in connection with Paragon's performance of its obligations under this Agreement. Without limiting the generality of the foregoing, Licensee will furnish to Paragon upon Paragon's reasonable request: (i) listings of output and any other data that Paragon may require or request in order to reproduce any problem and the operating conditions under which such problem occurred;

                                                                   CONFIDENTIAL


and (ii) information concerning Licensee's use of a Product and concerning Licensee's operating, manufacturing and user environment.

     18.6. NO ASSIGNMENT BY LICENSEE. Licensee may not assign or transfer this Agreement or any of his/her rights, duties or obligations hereunder and this Agreement may not be involuntarily assigned or assigned by operation of law, without the prior written consent of Paragon, which consent may be granted or withheld by Paragon in its sole discretion. The sale or transfer of any portion of Licensee's business (including to any corporation owning, owned by or affiliated with Licensee), or the combination of any of Licensee's business with any other business (including with any corporation owning, owned by or affiliated with Licensee), shall be considered an assignment for purposes of this Agreement and subject to the prohibition set forth in this Section 18.6. Any attempted assignment without such consent shall be null and void. Paragon shall have the unrestricted right to assign or transfer this Agreement or any interest herein (including rights and duties of performance). This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective legal successors and permitted assigns.

     18.7. INDEPENDENT PARTIES. Nothing contained herein shall be deemed to create or construed as creating a joint venture or partnership between Licensee and Paragon. Neither party is, by virtue of this Agreement or otherwise, authorized as an agent or legal representative of the other party. Neither party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party or to bind such other party in any manner. Further, it is not the intention of this Agreement or of the parties hereto to confer a third party beneficiary right of action upon any third party or entity whatsoever, and nothing set forth in this Agreement shall be construed so as to confer upon any third party or entity other than the parties hereto a right of action under this Agreement or in any manner whatsoever.

     18.8. SEVERABILITY OF PROVISIONS. In the event that any provision hereof is found invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable, and shall be enforced, according to its terms.

     18.9. FORCE MAJEURE. No party hereto shall be deemed in default if its performance or obligations hereunder are delayed or become impossible or impracticable by reason of any act of God, war, fire, earthquake, labor dispute, accident, civil commotion, epidemic, act of government or government agency or officers, or any other cause beyond such party's control.

     18.10. FORUM AND JURISDICTION. This Agreement was entered into in the State of California, and its validity, construction, interpretation and legal effect shall be governed by the laws and judicial decisions of the State of California applicable to contracts entered into between residents of that state and performed entirely within the State of California and by applicable federal law, and the choice-of-law provisions of California law shall not be applied to substitute the law of any other State or nation. The parties expressly agree that any action arising out of or relating to this Agreement shall be filed and maintained only in the courts of the State of California for the County of Los Angeles, or the United States District Court for the Central District of California. The parties hereby consent and submit to the personal jurisdiction of such courts for the purposes of litigating any such action. Notwithstanding the foregoing, each party agrees that in the event that a party to this Agreement becomes engaged in litigation against a third party in any other court in the United States, and such litigation reasonably requires the determination of the rights and obligations of the parties hereto under this Agreement (including any right of indemnification under Section 16 above), the other party hereto will submit to the personal jurisdiction of the court in which such action is maintained for purposes of such determination, in which event the submission to personal jurisdiction shall apply to determination of any other claims between the parties hereto which may properly be brought as part of such litigation.

     18.11. ATTORNEYS' FEES. In the event any litigation or other proceeding is brought by either party arising out of or relating to this Agreement, the prevailing party in such litigation or other proceeding shall be entitled to recover from the other party all costs, attorneys' fees and other expenses incurred by such prevailing party in this litigation.

                                                                   CONFIDENTIAL


     18.12. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


PARAGON MANAGEMENT SYSTEMS, INC.


Signature:                            Signature:
          -----------------------               --------------------------


Name:                                 Name:
     ----------------------------          -------------------------------
             (Please Print)                        (Please Print)


Title:                                Title:
      ---------------------------           ------------------------------


Date:                                 Date:
     ----------------------------          -------------------------------

                                                                   CONFIDENTIAL


                                 EXHIBIT "E"
                               PRICE AND FEES

1.ROYALTY RATES
     The Royalty Rates are the percentage of Licenser's then current
     [*] Price List (US Dollars) attached to this Agreement. The Royalty by HP Japan to Licenser shall be computed by applying the Royalty Rates.

     (1)Standard Rate
          The Royalty Rate for the License fee and Annual Software Maintenance fee shall be [*].

     (2)[*] Rate
          The Royalty Rate for the License fee shall be [*]. The
          Royalty Rate for the Annual Software Maintenance fee shall be [*].

     (3)[*] Rate
          Licenser agrees to pay [*] for [*].

HP Japan will pay Licenser a royalty of an Annual Software Maintenance Fee per HP Japan's customer installation. The start date of such Annual Software Maintenance per HP Japan's customer is the day immediately after [*]. For HP Japan's customer's requirement to purchase such service, HP Japan will receive such purchasing from HP Japan's customer for any time of servicing period [*], HP Japan will pay Licenser a royalty per HP Japan's customer applying the following formula. The understanding is that HP Japan's customer will enter into Annual Software Maintenance Agreement, [*].

Royalty Payment
[*]


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH
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                                                                   CONFIDENTIAL


EXHIBIT: [*] PRICE LIST


      [*]
PARAGON PRICE LIST

                   ------------------------------------------------    ------------------------------------------------
                                        [*]                                                [*]
-------------------------------------------------------------------    ------------------------------------------------
Number of
Users                                                                [*]
-----------------------------------------------------------------------------------------------------------------------
Price per
additional
user                                                                 [*]
-----------------------------------------------------------------------------------------------------------------------
Price                                                                [*]
-----------------------------------------------------------------------------------------------------------------------
Price per
additional
Facility                                                             [*]
-----------------------------------------------------------------------------------------------------------------------
Price per
additional
Node                                                                 [*]
-----------------------------------------------------------------------------------------------------------------------


                   ------------------------------------------------    ------------------------------------------------
                                         [*]                                                  [*]
-------------------------------------------------------------------    ------------------------------------------------
Number of
Users                                                                [*]
-----------------------------------------------------------------------------------------------------------------------
Price per
additional
user                                                                 [*]
-----------------------------------------------------------------------------------------------------------------------
Price                                                                [*]
-----------------------------------------------------------------------------------------------------------------------
Price per
additional
Facility                                                             [*]
-----------------------------------------------------------------------------------------------------------------------
Price per
additional
Node                                                                 [*]
-----------------------------------------------------------------------------------------------------------------------


                   ------------------------------------------------    --------------------------
                                         [*]                                      [*]
-------------------------------------------------------------------    --------------------------
Number of
Users                                                                [*]
-------------------------------------------------------------------------------------------------
Price per
additional
user                                                                 [*]
-------------------------------------------------------------------------------------------------
Price                                                                [*]
-------------------------------------------------------------------------------------------------
Price per
additional
Facility                                                             [*]
-------------------------------------------------------------------------------------------------
Price per
additional
Node                                                                 [*]
-------------------------------------------------------------------------------------------------



* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH
  THE SECURITIES AND EXCHANGE COMMISSION.
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                                                                   CONFIDENTIAL


EXHIBIT: [*] LIST (CONTINUED)

Definitions and terms:

1.   All prices are in US dollars. Prices include the [*] and the documentation
2.   User implies concurrent user.
3. Node implies a managed foothold (manufacture, supply, floating foothold) in the Supply Chain Model.
4.   Facility is a single manufacturing unit or line.
5.   A site may include a number of Facilities.
6. Annual software maintenance fee is [*] of the list price. And payment shall be [*].
7. Maintenance fee includes the delivery of the software upgrade and the bug fix patch, and customer support by telephone ([*]).
8.   [*]
9.   The above amount shall be [*].
10.  With regard to the official amount, the special quotation is produced.
     The quotation expiration shall be [*] after quotation date.
11.  [*]
12.  [*]
13.  [*]
14. In case of using the software on a number of servers, the license is required [*]. A [*].
15.  However, these [*] apply to using at the same site.
16.  In case of using [*] requires [*].
17. The above price will be revised according to the content of the agreement. The above prices are as of January 1, 1999.


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH
  THE SECURITIES AND EXCHANGE COMMISSION.
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                                                                   CONFIDENTIAL


                 AMENDMENT TO THE SOLUTION PROVIDER AGREEMENT

        Paragon Management Systems Inc. (PMS) and Hewlett-Packard Japan Ltd.(HPJ) agree to modify or otherwise interpret the Solution Provider Agreement (SPA) entered into on September 1, 1999 as follows. The same definitions apply to this agreement as the SPA.

   ARTICLE 1: When PMS and HPJ deem it necessary due to demands by Customer, PMS and HPJ shall discuss in good faith to reach an agreement in order to accommodate the Customer's demands by making special arrangements such as follows.

      1.  PMS shall accept the payments [*].

      2. PMS shall perform administrative works necessary for importing PMS products into [*] on behalf of Customer or HPJ. The said administrative works include, but not limited to, the matters related to the [*] and complying with government regulations.

      3. PMS, not HPJ, shall be the contracting entity with Customer for providing maintenance and support to Customer directly.


   ARTICLE 2: HPJ's shall be released from all the obligations in SPA which contradicts with the Article 1 above when PMS performs the said obligations on behalf of HPJ. PMS shall not be able to raise any claims against HPJ for breach of contract when such issues arises from the PMS's performance of above said obligations on behalf of HPJ.


   Parties hereby agree as above.



PARAGON MANAGEMENT SYSTEMS, INC.                 HEWLETT-PACKARD JAPAN, LTD.
5933 W. Century Boulevard, Suite 1220,           3-29-21, Takaido Higashi,
Los Angeles, California 90045                    Suginami-ku Tokyo, JAPAN

TITLE:  VP of Operations                         TITLE: [*]

NAME:   [ILLEGIBLE]                              NAME:  [ILLEGIBLE]

DATE:  September 1, 1999                         DATE:  October 13, 1999


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.